Shareholder's Equity	6 Months Ended
Jun. 30, 2013
Equity [Abstract]
Shareholder's Equity

7. Shareholder’s Equity

Ordinary Shares

At December 31, 2012, the Company had 100,000,000 ordinary shares authorized for issuance with a par value of $0.01 per share and 17,679,182 shares issued and outstanding. Each ordinary share is entitled to one vote and, on a pro rata basis, to dividends when declared and the remaining assets of the Company in the event of a winding up.

The Prothena Corporation plc 2012 Long Term Incentive Plan

The Company’s 2012 Long Term Incentive Plan (“LTIP”) provides for the issuance of ordinary share-based awards, including restricted shares, restricted stock units (“RSUs”), stock options, share appreciation rights and other equity-based awards, to its employees, officers, directors and consultants. Under the LTIP, the Company is authorized to issue a total of 2,650,000 shares. During the six months ended June 30, 2013, the Company granted 1,835,500 stock options under its LTIP. At June 30, 2013, 814,500 shares remain available for grant. As of December 31, 2012, no awards were granted under this plan.

Issuance of Ordinary shares

On December 20, 2012, in connection with the Separation and Distribution, the Company issued 14,496,929 ordinary shares to holders of record of Elan ordinary shares and Elan American Depository Shares. Concurrently, the Company issued 3,182,253 ordinary shares to Elan for cash consideration of $26.0 million.

Euro Deferred Shares

At December 31, 2012, the Company had 10,000 Euro Deferred Shares authorized for issuance with a nominal value of €22 per share, 1,750 shares were issued and no shares are outstanding at December 31, 2012 as the issued shares were redeemed upon the separation on December 20, 2012. The rights and restrictions attaching to the Euro Deferred Shares rank pari passu with the ordinary shares and are treated as a single class in all respects.